                                        UAM Funds
                                        Funds for the Informed Investor/sm/



FPA Crescent Portfolio
Annual Report                                                     March 31, 2001


                                                                [LOGO OF UAM(R)]
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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2001

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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................   1

Portfolio of Investments ..................................................  10

Statement of Assets and Liabilities .......................................  15

Statement of Operations ...................................................  16

Statement of Changes in Net Assets ........................................  17

Financial Highlights ......................................................  18

Notes to Financial Statements .............................................  19

Report of Independent Accountants .........................................  25

Federal Income Tax Information ............................................  26

Shareholder Voting Results ................................................  26

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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April 16, 2001

Dear Fellow Shareholders:

The last twelve months have had many of the elements of a Shakespearean play -- many companies with comedic business models, dramatic stock price declines, and tragic investor losses. During the quarter ended March 31, 2001, the FPA Crescent Portfolio increased 8.19% and beat the major market averages which all showed significant declines. The Russell 2500, S&P 500, and Nasdaq Composite declined 8.67%, 11.86%, and 25.51%, respectively. For the twelve month period ending March 31, 2001, the FPA Crescent Portfolio gained 16.02% versus major declines in every major stock index.

We suggested in our December 1999 letter that the valuations for many of the internet and other technology companies were dangerously overpriced and that "the investing landscape will be littered with investors who have incurred a permanent loss of capital." If anything, we were probably too conservative in our assessment. Most internet stocks have been meted a horrific punishment as evidenced by the Leuthold Group's "Internet Debacle Index," which has declined 82% -- more than a $1 trillion loss of capital.

Not that we have pleasure in others' misfortune, but it is nice to feel some vindication. We refused to deviate from our dogmatic, value-hewn investing path even through the insanity of the rapid Nasdaq rise. We wish to own what is inexpensive today, not what might be so years from now. This strategy paid dividends for many years but failed us (or we it?) in 1998 and 1999. However, in 2000 our investments, on average, posted positive returns.

We are thankful that the ridiculous technology company valuations have been left behind; however, valuations today remain relatively expensive when compared to historic norms. The technology sector's trailing P/E is still at a 30% premium to the market while the average P/E in the last three troughs has been 20%, according to Sanford Bernstein./1/ We believe that the earnings denominator of the P/E ratio may be overstated due to employee stock options and aggressive accounting. It might take years to see the technology stock prices we saw just a year ago even if those stocks have seen their lows. In addition to relatively high stock valuations, excess technology capacity and slowing world economies may hamper a recovery.

/1/ P/E = Price/Earnings.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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Nineteen-year old Benjamin Franklin may have well been talking about Wall Street rather than the people of a small English town on the Thames River when he said, "If you buy any thing of them, and give half what they ask, you pay twice as much as the thing is worth."/2/ Stockbrokers tend to be more focused on commissions rather than returns, while it seems that investment bankers seek to sell whatever it is that will. As an example, of the 49 companies that Bear, Stearns "has taken public since 1998, 13 -- more than one-fourth of them -- now trade for under $1 or have been delisted by Nasdaq, according to an analysis by Thomson Financial."/3/ For this reason, we rarely invest in an initial public offering (IPO). We do not look for what is being sold but what good, growing business we may instead purchase at a discount. We commit to do this regardless of what market gyrations may test our fortitude.

To that end, we have recently accumulated a position in Harnischfeger, the largest manufacturer of heavy coal-mining equipment in the United States. We have effectively created stock in the company by purchasing defaulted bonds. Harnischfeger's bankruptcy resulted from too much debt, an ill-advised paper company acquisition, and a downturn in the coal sector. We expect Harnischfeger to exit bankruptcy in the next couple of months, whereupon our bonds will convert into stock. The conditions that pushed the company into bankruptcy are gone. Harnischfeger will no longer be highly leveraged, with more than three-quarters of its debt being converted into equity. The acquired paper company is gone and the coal business is getting better because of high natural gas prices. As natural gas prices increase, electric utilities and other power-generating companies consider alternatives -- one of which is coal. Coal-based power-generating facilities, although not as environmentally friendly as natural gas or nuclear, produce the majority of the electricity in the United States. Stock prices of coal companies have increased in price dramatically as a result. We expect that Harnischfeger will also benefit from this trend. We have created equity at a price equal to 8x what we consider conservative, "normal," fully taxed earnings to be. More importantly, Harnischfeger has a huge tax net-operating loss carryforward that will enable them to have a negligible tax bill for years to come which, if taken into account, means that our estimated average P/E on an after-tax basis is really just a very low 5x.

We have begun to tiptoe into technology by initiating positions in a very small group of technology companies, including Kemet, Advanced Fibre, and Applied Films. As we said, we do not know where the bottom is but we do wish to make sure we have an investment in the sector when technology does rebound. My associate, Dennis Bryan, has a strong technology background and has contributed the idea for each of these investments. These new positions are so small today that it is more important

/2/ The First American: The Life and Times of Benjamin Franklin by H.W. Brands. /3/ New York Times. April 15, 2001

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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to consider their importance as a basket rather than as individual investments.
These companies have no debt, have cash on hand, earn money, have fast growth rates in a recovery, and have been purchased at a 71% average discount from their highs. We hope to add to these positions over time and seek additional opportunities.

Believe it or not, we would like to see more investor capitulation in technology land. The Wall Street Journal reported that a major technology-weighted fund family with more than $300 billion in assets saw a 23% decline in their assets under management last year. Almost all of that decline is due to negative returns with less than 2% due to client redemptions. We find it hard to believe that the current technology malaise can end without investor capitulation. Stocks tend to overshoot reasonable valuation levels both on the upside and the downside. We saw the ridiculousness on the upside, but so far have not seen it on the downside. Most technology companies are not being given away even today.

The weakness in the technology sector does not reflect the health of the overall U.S. economy, although the economy is slowing and we may be in a recession. Home sales remain robust, auto sales continue at a reasonably good pace, and retail sales have held pretty well. What is happening to consumer confidence remains the biggest factor, in our opinion. We might see a pickup in the economy in the second half of this year if consumers hang tough. If not, we are looking at 2002 for a recovery at the earliest. A number of variables have caused the slowing we see today. Electric prices are quite high. A friend of mine recently related his own personal energy crisis. Since he is fortunate enough to own multiple homes, my sympathy was oddly missing. Of his three homes in Los Angeles, Park City, Utah, and New York City, his electricity prices have risen 10%, 40%, and 100%, respectively. Note that California, the state with the greatest publicity surrounding its current energy problems has had, to date, among the smallest rate increases. Rising energy prices is a national issue that has made a dent in the consumer's wallet. Just a year and a half ago, many thought that oil played such a small part in the economy that it would not be a factor in inflation. Not only has that proven untrue, but now it appears to be having a negative effect on the economy, and if it is difficult for users today, what is likely to happen during the hot summer months when electric bills are higher? Electric utility price increases hurt corporate America as well, although to a lesser degree than a household. Regardless, when companies find it challenging to invoke price increases today, most businesses will be hurt by rising utility costs. One com-pany we own, Michaels Stores, has told us that they expect that up to 30% higher utility costs will reduce operating income by approximately $6 million, a 4% negative impact.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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The stock market also has an impact on the economy. Not only does it help drive consumer confidence but we have little doubt that the economy has been aided by the stock market wealth creation of the 1990s. The stock market has been a wealth destroyer of late. Meanwhile, the consumer is already financially stretched and now must absorb the layoffs that are being announced almost every day. Layoffs are somewhat overstated in that many of the jobs being cut are in foreign countries -- one of the benefits of NAFTA at least as far as Mexico is concerned.

As we conduct research to uncover quality businesses to invest in, we frequently discover companies with business models that make little sense, or have too much debt, or that are unlikely to earn what Wall Street expects due to deteriorating fundamentals. We have taken a number of small short positions in such companies. In our last letter we mentioned three such businesses: Cisco, Computer Sciences and IBM. During the first quarter, Cisco and Computer Sciences declined 58.7% and 46.2%, respectively. IBM increased 13.2% in the same period, although it remains 20.7% below our average cost to establish the short position. We repurchased our Cisco short position last week at $16.04, but do not believe that Cisco's 30 P/E is inexpensive by any measure other than when compared to itself a year earlier./4/

Selling short allows an investor to sell shares that they do not own with the hopeful expectation that they will be able to replace them with the same number of lower-priced shares at a future date. By engaging in a modest amount of short selling, we are hopeful that we will be able to dampen the volatility of the portfolio by making money with a portion of our portfolio in difficult market environments. We have been shorting for more than five years and have only 4.0% of our portfolio currently sold short.

/4/ Cisco's P/E (Price/Earnings ratio) is based on First Call's July, 2001 fiscal year consensus estimate of $.53 per share.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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Despite FPA Crescent's advance and the stock indexes declines in the first quarter, FPA Crescent continues to be dramatically cheaper and we believe growing faster than the comparative stock indices below.

Ratios                          FPA                                Lehman Bros.
(Weighted Average)            Crescent    Russell 2500   S&P 500   Gov't/Credit
------------------            --------    ------------   -------   ------------
Stocks
Price/Earnings TTM  ........   12.2x          21.3x       23.8x        --
Price/Earnings 2001 est. ...   11.5x          17.4x       21.1x        --
Price/Book .................    1.2x           2.2x        3.9x        --
Dividend Yield .............    1.7%           1.6%        1.3%        --
Bonds
Duration ...................    3.0 years       --          --         5.6 years
Maturity ...................    5.0 years       --          --         9.7 years
Yield ......................   18.7%            --          --         5.7%

Our ten largest equity positions represented 33.83% of the portfolio as of March 31, 2001. Listed below are FPA Crescent's ten largest holdings, excluding short-term investments, as of that date.

            Common & Preferred Stocks
            Michaels Stores
            Celanese
            Crown American Realty Trust
            Ventas REIT
            Pittston Brink's Group
            Ross Stores
            Consolidated Stores

            Bonds & Notes
            Charming Shoppes 7.5% Convertible Notes, due 7/15/06
            Hutchinson Technology 6% Convertible Notes, due 3/15/05 Harnischfeger Industries 7.25% Senior Notes, due 12/15/25

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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FPA Crescent had the following net asset composition at March 31, 2001.

Common Stocks, Long ................................................     53.45%
Preferred Stocks ...................................................      5.03%
Bonds & Notes ......................................................     18.00%
Accrued Income .....................................................      0.30%
Common Stocks, Short ...............................................     (4.04%)
Cash & Other .......................................................     27.26%
                                                                        -------
   Total ...........................................................    100.00%

FPA Crescent's fixed-income portfolio retains equity-like characteristics given its high 18.7% yield-to-maturity. We continue to believe that having an investment in high-yield and convertible bonds is an excellent way to provide good rates of return without perfect correlation to the stock market indices.

Meanwhile, we look forward to a continuation of the same market driving forces since the beginning of time -- fear and greed. We like both. Fear is good if we are buying. Greed is good if we are selling. As scents of an economic and technology sector recovery waft to investors, stocks should rise.

Respectfully,

/s/ Steven Romick

Steven Romick

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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                                                Balanced
                                    FPA         Benchmark      Lehman
                                 Crescent      60% Russell    Brothers
                               Institutional   2500/40% LB     Gov't/    Russell
Time Period                        Class       Gov't/Credit    Credit      2500
-----------                    -------------   ------------   --------   -------

Quarter Ended March 31, 2001       8.19%          -3.98%        3.20%     -8.67%
Year Ended December 31,
     2000 ..................       3.59%           7.85%       11.85%      4.27%
     1999 ..................      -6.28%          13.28%       -2.15%     24.15%
     1998 ..................       2.79%           4.92%        9.47%      0.38%
     1997 ..................      21.95%          18.53%        9.76%     24.36%
     1996 ..................      22.88%          12.59%        2.90%     19.03%
     1995 ..................      26.04%          26.72%       19.24%     31.70%
     1994 ..................       4.25%          -1.96%       -3.51%     -1.06%
From Inception 6/2/93* .....      11.41%          10.64%        6.95%     12.53%

The data quoted represents past performance and is not indicative of future performance. An investment in the fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Government/Credit Indices begins 6/1/93. The total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains. There are no assurances that a portfolio will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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                       Definition of Comparative Indices
                       ---------------------------------

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the portfolio's neutral mix of 60% stocks and 40% bonds.

Lehman Brothers Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

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Growth of a $10,000 Investment

                       -----------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIODS ENDED MARCH 31, 2001
                       -----------------------------------

                           INSTITUTIONAL CLASS SHARES

                       -----------------------------------
                       1 YEAR    5 YEARS    SINCE 6/2/93*
                       -----------------------------------
                       16.02%     8.96%        11.41%
                       -----------------------------------

FPA CRESCENT   RUSSELL 2500      LEHMAN BROTHERS
  PORTFOLIO       INDEX      GOVERNMENT/CREDIT INDEX   BALANCED BENCHMARK

    10,000        10,000              10,000                 10,000
    11,128        10,768              10,204                 10,543
    12,168        11,701              10,673                 11,293
    15,175        15,191              11,838                 13,786
    18,302        16,509              12,366                 14,781
    23,054        23,419              13,898                 19,155
    21,968        20,314              14,807                 18,199
    20,092        29,144              15,056                 22,871
    23,310        25,210              16,924                 22,077


* Beginning of operations. Index comparisons begin on 6/1/93.

Any performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were reflected in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices beginning on page 8.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2001
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PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 53.4%

                                                                       Market
                                                         Shares        Value
                                                        --------     ----------

AUTOMOTIVE -- 1.2%
     Midas+ ....................................         40,200      $  526,620
                                                                     ----------
CHEMICALS -- 4.5%
     Celanese ..................................        113,000       2,045,300
                                                                     ----------
CONSUMER SERVICES -- 0.7%
     American Greetings, Cl A ..................         30,000         318,000
                                                                     ----------
ELECTRONIC COMPONENTS -- 0.9%
     Recoton* ..................................         33,500         404,094
                                                                     ----------
FINANCIAL SERVICES -- 2.2%
     Conseco ...................................         63,000       1,014,300
                                                                     ----------
MANUFACTURING -- 5.6%
     Coachmen Industries .......................         82,000         733,900
     National RV Holdings* .....................         80,000         680,000
     Palm Harbor Homes* ........................          7,700         116,944
     Skyline ...................................         21,000         452,970
     Trinity Industries ........................         28,000         546,000
                                                                     ----------
                                                                      2,529,814
                                                                     ----------
MISCELLANEOUS BUSINESS SERVICES -- 3.0%
     Data Broadcasting* ........................         90,500         687,234
     Remedytemp, Cl A* .........................         58,000         674,250
                                                                     ----------
                                                                      1,361,484
                                                                     ----------
PETROLEUM & FUEL PRODUCTS -- 2.6%
     Plains Resources* .........................         55,000       1,155,000
                                                                     ----------
REAL ESTATE -- 5.5%
     Capital Automotive REIT ...................         55,000         880,000
     Ventas REIT ...............................        190,000       1,615,000
                                                                     ----------
                                                                      2,495,000
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2001
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COMMON STOCKS - continued

                                                                      Market
                                                         Shares        Value
                                                        --------     ----------

RESTAURANTS -- 2.3%
     Ihop* .....................................         52,000      $1,040,000
                                                                     ----------
RETAIL -- 12.8%
     Consolidated Stores* ......................        135,000       1,356,750
     Michaels Stores* ..........................         68,700       2,056,706
     Payless Shoesource* .......................          9,000         560,250
     Ross Stores ...............................         75,000       1,406,250
     Zale* .....................................         13,000         377,000
                                                                     ----------
                                                                      5,756,956
                                                                     ----------
TECHNOLOGY -- 8.7%
     Advanced Fibre Communication* .............         16,200         231,863
     Applied Films* ............................         51,500         595,469
     Arrow Electronics* ........................         53,000       1,197,800
     Galileo International .....................         27,500         602,250
     Kemet* ....................................         12,200         206,668
     NCR*+ .....................................          9,000         351,270
     Storage Technology* .......................         66,850         727,997
                                                                     ----------
                                                                      3,913,317
                                                                     ----------
TRANSPORTATION -- 3.4%
     Pittston Brink's Group ....................         70,000       1,519,000
                                                                     ----------
     TOTAL COMMON STOCKS
         (Cost $26,626,863) ....................                     24,078,885
                                                                     ----------
   PREFERRED STOCKS -- 5.0%

REAL ESTATE -- 5.0%
     Crown American Realty .....................         45,000       1,998,000
     Prime Retail REIT* ........................         63,000         267,120
                                                                     ----------
     TOTAL PREFERRED STOCKS
         (Cost $3,395,363) .....................                      2,265,120
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2001
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CORPORATE BONDS - 18.0%

                                                            Face       Market
                                                           Amount       Value
                                                          --------    ----------

AIRLINES -- 0.5%
   Trans World Airlines++
     11.500%, 12/15/04 ...............................   $  226,000   $  222,610
                                                                      ----------
ENTERTAINMENT & LEISURE -- 0.4%
   Trump Atlantic City Associates
     11.250%, 05/01/06 ...............................      300,000      198,000
                                                                      ----------
FINANCIAL SERVICES -- 0.7%
   Conseco Finance
     10.250%, 06/01/01 ...............................      300,000      291,000
                                                                      ----------
HEALTH CARE -- 0.7%
   Triad Hospitals Holdings, Series B, Sr. Sub Note
     11.000%, 05/15/09 ...............................      297,000      326,700
                                                                      ----------
INDUSTRIAL -- 3.2%
   Harnischfeger Industries++
     7.250%, 12/15/25 ................................    3,270,000    1,438,800
                                                                      ----------
PROFESSIONAL SERVICES -- 1.0%
   Comdisco, Series H, MTN
     6.680%, 06/29/01 ................................      455,000      436,371
                                                                      ----------
RESTAURANTS -- 3.5%
   Advantica Restaurant Group
     11.250%, 01/15/08  ..............................      626,057      394,416
   CKE Restaurants Cv. ...............................
     4.250%, 03/15/04 ................................    2,266,000    1,087,680
   CKE Restaurants, Sr. Sub Note
     9.125%, 05/01/09 ................................      175,000      113,750
                                                                      ----------
                                                                       1,595,846
                                                                      ----------
RETAIL -- 4.7%
   Charming Shoppes Cv.
     7.500%, 07/15/06 ................................    2,100,000    1,811,250
   Homebase Cv. #
     5.250%, 11/01/04 ................................      864,000      304,560
                                                                      ----------
                                                                       2,115,810
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2001
--------------------------------------------------------------------------------

CORPORATE BONDS - (continued)


                                                                           Face             Market
                                                                       Amount/Shares        Value
                                                                      ---------------   ------------
TECHNOLOGY -- 3.3%
     Hutchinson Technology Cv.
        6.000%, 03/15/05 ............................................   $  1,920,000    $  1,485,600
                                                                                        ------------
     TOTAL CORPORATE BONDS
        (Cost $9,857,034) ...........................................                      8,110,737
                                                                                        ------------
   REPURCHASE AGREEMENT -- 23.8%
     Chase Securities, Inc. 5.00%, dated 03/30/01, due 04/02/01 to be repurchased at $10,711,461, collateralized by $10,131,447 of various U.S. Treasury Notes valued at $10,749,964
        (Cost $10,707,000) ..........................................     10,707,000      10,707,000
                                                                                        ------------
     TOTAL INVESTMENTS-- 100.2%
        (Cost $50,586,260) (a) ......................................                     45,161,742
                                                                                        ------------
   SECURITIES SOLD SHORT -- (4.0%)

COMMON STOCKS -- (4.0%)
     AstroPower* ....................................................         (2,500)        (75,000)
     Buca* ..........................................................        (12,000)       (223,440)
     Computer Sciences* .............................................         (4,000)       (129,400)
     Greater Bay Bancorp ............................................         (7,000)       (176,313)
     International Business Machines ................................         (2,500)       (240,450)
     Maximus* .......................................................         (5,000)       (148,050)
     Tyco International Ltd. ........................................         (3,500)       (151,305)
     UCBH Holdings ..................................................         (5,000)       (243,438)
     United Rentals* ................................................        (11,000)       (179,630)
     Warnaco Group ..................................................        (36,000)        (49,680)
     Westpoint Stevens ..............................................        (15,000)       (135,000)
     Zoll Medical* ..................................................         (2,000)        (69,750)
                                                                                        ------------
     TOTAL SECURITIES SOLD SHORT
        (Proceeds $2,304,183) .......................................                     (1,821,456)
                                                                                        ------------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 2001
--------------------------------------------------------------------------------

WRITTEN OPTION - 0.0%

                                                                       Market
                                                        Contracts      Value
                                                        ---------  -------------

Michaels Stores Equity Option June 2001 Call ...            (50)   $     (2,188)
                                                                   ------------
TOTAL WRITTEN OPTION
   (Premiums Received $19,697) .................                         (2,188)
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET -- 3.8% ......                      1,712,078
                                                                   ------------
TOTAL NET ASSETS -- 100.0% .....................                   $ 45,050,176
                                                                   ============

   * Non-Income producing security

   # 144A Security; certain conditions for public resale may exist.

   + All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.

  ++ Security in default on
     interest payments.

  Cl Class

 Cv. Convertible

Ltd. Limited

 MTN Medium Term Note

REIT Real Estate Investment Trust

 (a) The cost for federal income tax purposes was $50,589,073. At March 31, 2001, net unrealized depreciation for all securities (excluding securities sold short and written option) based on tax cost was $5,427,331. This consisted of aggregate gross unrealized appreciation for all securities of $3,093,002 and aggregate gross unrealized depreciation for all securities of $8,520,333.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT  PORTFOLIO
                                                         MARCH 31, 2001
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES

Assets
Investments, at Cost ...........................................................   $ 39,879,260
                                                                                   ============
Investments, at Value -- Note A ................................................   $ 34,454,742
Repurchase Agreement, at Value (Cost $10,707,000) -- Note A ....................     10,707,000
Cash ...........................................................................            149
Deposits with Brokers for Securities Sold Short -- Note A ......................      3,775,930
Dividends and Interest Receivable ..............................................        136,705
Receivable for Investments Sold ................................................        106,163
Receivable for Portfolio Shares Sold ...........................................         17,882
Other Assets ...................................................................         12,381
                                                                                   ------------
     Total Assets ..............................................................     49,210,952
                                                                                   ------------
Liabilities
Securities Sold Short, at Value (Proceeds $2,304,183) -- Note A ................      1,821,456
Call Options Written, at Value (Premiums Received $19,697) -- Note A ...........          2,188
Payable for Investments Purchased ..............................................      1,732,812
Payable for Portfolio Shares Redeemed ..........................................        463,120
Payable for Investment Advisory Fees -- Note B .................................         37,788
Payable for Administrative Fees -- Note C ......................................         15,339
Payable for Dividends on Securities Sold Short .................................          1,094
Payable for Distribution and Service Fees -- Note D ............................            369
Other Liabilities ..............................................................         86,610
                                                                                   ------------
     Total Liabilities .........................................................      4,160,776
                                                                                   ------------
Net Assets .....................................................................   $ 45,050,176
                                                                                   ============
Net Assets Consist of:
Paid in Capital ................................................................   $ 60,261,254
Undistributed Net Investment Income ............................................        141,072
Accumulated Net Realized Loss ..................................................    (10,427,868)
Net Unrealized Depreciation ....................................................     (4,924,282)
                                                                                   ------------
Net Assets .....................................................................   $ 45,050,176
                                                                                   ============
Institutional Class Shares
Shares Issued and Outstanding (unlimited authorization, no par value) ..........      3,249,107
                                                                                   ============

Net Asset Value, Offering and Redemption Price Per Share .......................         $13.87
                                                                                         ======


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      FPA CRESCENT PORTFOLIO
                                               FOR THE YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Interest .........................................................  $ 1,357,161
Dividends ........................................................      579,789
                                                                    -----------
     Total Income ................................................    1,936,950
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B ...............................      417,093
Administrative Fees -- Note C ....................................      171,297
Reports to Shareholders ..........................................       45,983
Short Sale Dividend Expense -- Note A ............................       30,658
Audit Fees .......................................................       17,951
Custodian Fees ...................................................       16,357
Registration and Filing Fees .....................................       14,961
Legal Fees .......................................................        7,006
Trustees' Fees -- Note E .........................................        3,194
Distribution and Service Plan Fees -- Note D .....................           19
Other Expenses ...................................................       58,798
                                                                    -----------
     Net Expenses Before Expense Offset ..........................      783,317

     Expense Offset -- Note A ....................................      (13,050)
                                                                    -----------
     Net Expenses After Expense Offset ...........................      770,267
                                                                    -----------
Net Investment Income ............................................    1,166,683
                                                                    -----------
Net Realized Gain (Loss) on:
     Investments* ................................................   (3,417,539)
     Securities Sold Short .......................................      255,276
                                                                    -----------
Net Realized Loss on Investments and Securities Sold Short .......   (3,162,263)
                                                                    -----------
Net Change in Unrealized Appreciation (Depreciation) on:
     Investments .................................................    6,448,596
     Securities Sold Short .......................................      512,739
     Written Options .............................................       17,509
                                                                    -----------
Net Change in Unrealized Appreciation (Depreciation) .............    6,978,844
                                                                    -----------
Net Gain on Investments, Securities Sold Short and Written Options    3,816,581
                                                                    -----------
Net Increase in Net Assets Resulting from Operations .............  $ 4,983,264
                                                                    ===========

* Includes realized loss as a result of a redemption in kind (see Note G).

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended             Year Ended
                                                                                      March 31,              March 31,
                                                                                         2001                  2000
                                                                                     ------------           ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income .......................................................    $   1,166,683          $   2,717,341
   Net Realized Loss* ..........................................................       (3,162,263)            (8,896,413)
   Net Change in Appreciation (Depreciation) ...................................        6,978,844             (2,775,163)
                                                                                    -------------          -------------
   Net Increase (Decrease) in Net Assets Resulting
        from Operations ........................................................        4,983,264             (8,954,235)
                                                                                    -------------          -------------
Distributions:
   Net Investment Income:
     Institutional Class .......................................................       (1,544,729)            (2,531,976)
     Institutional Service Class ...............................................               --                 (6,169)
   Net Realized Gain:
     Institutional Class .......................................................               --             (6,555,505)
     Institutional Service Class ...............................................               --               (125,615)
                                                                                    -------------          -------------
   Total Distributions .........................................................       (1,544,729)            (9,219,265)
                                                                                    -------------          -------------
Capital Share Transactions: (A)
Institutional Class:
   Issued ......................................................................       31,837,025             23,747,372
   In Lieu of Cash Distributions ...............................................        1,427,067              8,595,082
   Redeemed* ...................................................................      (46,748,489)          (132,928,343)
                                                                                    -------------          -------------
   Net Decrease from Institutional Class Shares ................................      (13,484,397)          (100,585,889)
                                                                                    -------------          -------------
Institutional Service Class: (B)
   Issued ......................................................................           91,558                341,967
   In Lieu of Cash Distributions ...............................................               --                131,619
   Redeemed ....................................................................         (173,186)            (3,556,583)
                                                                                    -------------          -------------
   Net Decrease from Institutional Service Class Shares ........................          (81,628)            (3,082,997)
                                                                                    -------------          -------------
   Net Decrease from Capital Share Transactions ................................      (13,566,025)          (103,668,886)
                                                                                    -------------          -------------
        Total Decrease                                                                (10,127,490)          (121,842,386)
                                                                                    -------------          -------------
Net Assets:
   Beginning of Period .........................................................       55,177,666            177,020,052
                                                                                    -------------          -------------
   End of Period (including undistributed net investment income of
        $141,072 and $519,118, respectively) ...................................    $  45,050,176          $  55,177,666
                                                                                    =============          =============
(A) Shares Issued and Redeemed:
Institutional Class:
   Shares Issued ...............................................................        2,320,269              1,709,819
   In Lieu of Cash Distributions ...............................................          116,456                605,205
   Shares Redeemed* ............................................................       (3,590,964)            (9,742,596)
                                                                                    -------------          -------------
   Net Decrease from Institutional Class Shares ................................       (1,154,239)            (7,427,572)
                                                                                    =============          =============
Institutional Service Class: (B)
   Shares Issued ...............................................................            7,342                 23,275
   In Lieu of Cash Distributions ...............................................               --                  8,910
   Shares Redeemed .............................................................          (13,883)              (258,922)
                                                                                    -------------          -------------
   Net Decrease from Institutional Service Class Shares ........................           (6,541)              (226,737)
                                                                                    =============          =============


* Includes realized loss and redemptions as a result of a redemption in kind (see Note G). (B) Institutional Service Class Shares fully liquidated its assets on May 1, 2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                             Institutional Class
                                             -----------------------------------------------------
                                                            Years Ended March 31,
                                             -----------------------------------------------------
                                               2001       2000       1999        1998        1997
                                              ------     ------     ------      ------      ------
Net Asset Value,
     Beginning of Period ...............     $ 12.51    $ 14.67    $  16.23    $  13.46    $ 12.67
                                             -------    -------    --------    --------    -------
Income from Investment Operations
     Net Investment Income++ ...........        0.49       0.32        0.56        0.55       0.31
     Net Realized and Unrealized
          Gain (Loss) ..................        1.43      (1.49)      (1.32)       2.88       2.16
                                             -------    -------    --------    --------    -------
     Total from Investment Operations ..        1.92      (1.17)      (0.76)       3.43       2.47
                                             -------    -------    --------    --------    -------
Distributions:
     Net Investment Income .............       (0.56)     (0.35)      (0.51)      (0.40)     (0.34)
     Net Realized Gain .................          --      (0.64)      (0.29)      (0.26)     (1.34)
                                             -------    -------    --------    --------    -------
     Total Distributions ...............       (0.56)     (0.99)      (0.80)      (0.66)     (1.68)
                                             -------    -------    --------    --------    -------
Net Asset Value, End of Period .........     $ 13.87    $ 12.51    $  14.67    $  16.23    $ 13.46
                                             =======    =======    ========    ========    =======
Total Return ...........................       16.02%     (8.54)%     (4.71)%     25.96%     20.61%
                                             =======    =======    ========    ========    =======
Ratios and Supplemental Data
Net Assets, End of Period
     (Thousands) .......................     $45,050    $55,096    $173,613    $247,833    $65,619
Ratio of Expenses to Average
     Net Assets ........................        1.87%      1.49%       1.42%       1.45%      1.60%
Ratio of Net Investment Income
     to Average Net Assets .............        2.79%      2.26%       3.67%       3.62%      2.77%
Portfolio Turnover Rate ................          37%        10%         36%         18%        45%


++ Per share amounts are based on average outstanding shares for the years 1998 through 2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At March 31, 2001, the UAM Funds were comprised of 42 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio had offered two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"), prior to May 1, 2000, when the Service Class Shares fully liquidated its assets. Both classes of shares had identical voting rights (except Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with a maturity of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may exceed net investment company taxable income and net capital gain, the excess, distributed from the Portfolio's assets, will generally be treated as a tax-free return of capital and will result in a reduction of shareholders' basis.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

     Permanent book and tax basis differences, derived from distributions received from REITS and realized loss on in kind redemptions, resulted in reclassifications of $388,233 to accumulated net realized gain/loss from paid-in-capital for the year ended March 31, 2001.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Short Sales: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest on securities borrowed which accrue during the period. In order to borrow the security, the Portfolio may also be required to pay fees which would decrease the proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The Portfolio may also deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain the segregated account daily, at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale.

     6. Futures and Options Contracts: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write options on securities it owns or in which it may invest to increase its current returns.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

     Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. At March 31, 2001, there were no outstanding futures contracts.

          During the year ended March 31, 2001, the Portfolio transacted in call options as follows:

                                                    No. of
                                                   Contracts          Premium
                                                 -------------      -----------

     Balance at beginning of period.                   --            $     --
     Written                                          (50)            (19,697)
     Closed or Exercised                               --                  --
                                                    -----            --------
     Balance at end of period                         (50)           $(19,697)
                                                    =====            ========

     7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

     8. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA" ) issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

B. Investment Advisory Services: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual, Plc., which gained control of United Asset Management Corporation (UAM) on September 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio through March 31, 2001, under a Fund Administration Agreement (the "Agreement"). The Administrator entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio paid the Administrator 0.093% per annum of the average daily net assets of the Portfolio, an annual base fee of no more than $72,500, and a fee based on the number of active shareholder accounts.

     For the year ended March 31, 2001, the Administrator was paid $171,297, of which $47,855 was paid to SEI for their services, $45,398 to DST for their services, and $31,992 to UAMSSC for their services.

     On March 15, 2001, the Board of Trustees approved a change in Administrator from UAM Fund Services, Inc. to SEI Investments Mutual Funds Services. The Administration Agreement between UAM Funds and SEI is effective as of April 1, 2001.

     D. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributed the shares of the Portfolio through March 31, 2001. The Distributor does not receive a fee or other compensation with respect to the Portfolio.

     On March 15, 2001, the Board of Trustees approved a change in the Distributor from UAM Fund Distributors, Inc. to Funds Distributor, Inc. The Distribution Agreement between UAM Funds and Funds Distributor, Inc. is effective as of April 1, 2001.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

     The Portfolio adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares did not incur distribution and service fees that exceeded an annual rate of 1.00% of the net assets of that class of shares, however, the Board limited aggregate payments under the Plan to 0.40% per annum of the Service Class Share's net assets. The Portfolio's Service Class Shares did not make payments for distribution fees, however the Portfolio did pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents. Effective May 1, 2000, the Service Class Shares fully liquidated its assets.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the year ended March 31, 2001, the Portfolio made purchases of $12,419,553 and sales of $30,847,346 of investment securities other than long-term U.S. Government and short-term securities.

     G. Other: At March 31, 2001, the Portfolio had available a capital loss carry-over for Federal income tax purposes of $10,316,888 of which $215,846 will expire March 31, 2008 and $10,101,042 will expire March 31, 2009.

     Subsequent to October 31, 2000, the Portfolio had recognized net capital losses of $108,167 that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at March 31, 2002.

     At March 31, 2001, 36% of total shares outstanding were held by 2 record shareholders each owning 10% or greater of the aggregate total shares outstanding of Institutional Class Shares.

     During the year ended March 31, 2001, the Portfolio distributed securities in lieu of cash for an Institutional Shareholder redemption. The shareholder received a pro-rata portion of the Portfolio's holdings. The value of the redemption was $2,704,477 (of which $258,287 was a realized loss). Institutional shares of 217,053 were redeemed from the Portfolio as a part of this transaction. This transaction was completed following guidelines approved by the Board of Trustees.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
FPA Crescent Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS  LLP

Boston, Massachusetts
May 5, 2001

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)
The FPA Crescent Portfolio hereby designates all of its dividend distribution as ordinary taxable income for the purpose of the dividend paid deduction on the Portfolio's income tax return.

For the year ended March 31, 2001, 5.99% of the taxable ordinary income distribution qualifies for the dividends received deduction for corporations.

--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS  (Unaudited)
At a shareholder meeting held on November 17, 2000, the shareholders of the FPA Crescent Portfolio voted on the proposals listed below. The results of the voting were as follows:

Proposal 1    To approve the proposed change of the investment objective of the fund from fundamental to non-fundamental

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

       For                  1,097,388.00         67.78%             35.74%
       Against                271,305.00         16.75%              8.83%
       Abstain                126,213.00          7.79%              4.11%
       Broker Non-Vote        123,914.00          7.65%              4.03%

Proposal 2    To approve the proposed change of the fund's fundamental
              investment restriction: diversification of investments

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

       For                  1,243,734.00         76.82%             40.51%
       Against                 22,520.00          1.39%              0.73%
       Abstain                228,652.00         14.12%              7.44%
       Broker Non-Vote        123,914.00          7.65%              4.03%

Proposal 3    To approve the proposed change of the fund's fundamental
              investment restriction: borrowing

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

       For                  1,242,953.00         76.78%             40.49%
       Against                 23,300.00          1.43%              0.75%
       Abstain                228,652.00         14.12%              7.44%
       Broker Non-Vote        123,914.00          7.65%              4.03%

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

Proposal 4    To approve the proposed change of the fund's fundamental
              investment restriction: issuing of senior securities

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

   For                      1,243,558.00         76.81%             40.50%
   Against                     22,695.00          1.40%              0.73%
   Abstain                    228,652.00         14.12%              7.44%
   Broker Non-Vote            123,914.00          7.65%              4.03%

Proposal 5    To approve the proposed change of the fund's fundamental
              investment restriction: underwriting

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

   For                      1,243,558.00         76.81%             40.50%
   Against                     22,695.00          1.40%              0.73%
   Abstain                    228,652.00         14.12%              7.44%
   Broker Non-Vote            123,914.00          7.65%              4.03%

Proposal 6    To approve the proposed change of the fund's fundamental
              investment restriction: industry concentration

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

   For                      1,240,837.00         76.65%             40.42%
   Against                     25,416.00          1.57%              0.82%
   Abstain                    228,652.00         14.12%              7.44%
   Broker Non-Vote            123,914.00          7.65%              4.03%

Proposal 7    To approve the proposed change of the fund's fundamental
              investment restriction: investment in real estate

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

   For                      1,241,138.00         76.66%             40.43%
   Against                     25,116.00          1.55%              0.81%
   Abstain                    228,652.00         14.12%              7.44%
   Broker Non-Vote            123,914.00          7.65%              4.03%

Proposal 8    To approve the proposed change of the fund's fundamental
              investment restriction: commodities

                               Shares         % of Shares        % of Shares
                               Voted             Voted           Outstanding
                              --------       -------------      -------------

   For                      1,237,618.00         76.45%             40.31%
   Against                     28,636.00          1.76%              0.93%
   Abstain                    228,652.00         14.12%              7.44%
   Broker Non-Vote            123,914.00          7.65%              4.03%

UAM FUNDS                                        FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------

Proposal 9        To approve the proposed change of the fund's fundamental investmest restriction: lending
                                       Shares          % of Shares             % of Shares
                                        Voted             Voted                Outstanding
                                        ------          ----------             -----------
   For                               1,237,984.00          76.47%                  40.32%
   Against                              28,270.00           1.74%                   0.92%
   Abstain                             228,652.00          14.12%                   7.44%
   Broker Non-Vote                     123,914.00           7.65%                   4.03%

Proposal 10       To approve the proposed change of the fund's fundamental investment restriction: illiquid securities
                                       Shares          % of Shares             % of Shares
                                        Voted             Voted                Outstanding
                                        ------          ----------             -----------
   For                               1,240,647.00          76.63%                  40.41%
   Against                              25,607.00           1.58%                   0.83%
   Abstain                             228,652.00          14.12%                   7.44%
   Broker Non-Vote                     123,914.00           7.65%                   4.03%

Proposal 11       To approve the proposed change of the fund's fundamental investment restriction: control or management
                                       Shares          % of Shares              % of Shares
                                        Voted             Voted                 Outstanding
                                        ------          ----------              -----------
   For                               1,241,286.00          76.67%                  40.43%
   Against                              24,968.00           1.54%                   0.81%
   Abstain                             228,652.00          14.12%                   7.44%
   Broker Non-Vote                     123,914.00           7.65%                   4.03%

Proposal 12       To approve the proposed change of the fund's fundamental investment restriction: unseasoned issuers
                                        Shares         % of Shares              % of Shares
                                        Voted             Voted                 Outstanding
                                        ------          ----------              -----------
   For                               1,243,558.00          76.81%                  40.50%
   Against                              22,695.00           1.40%                   0.73%
   Abstain                             228,652.00          14.12%                   7.44%
   Broker Non-Vote                     123,914.00           7.65%                   4.03%

Proposal 13       To approve the proposed change of the fund's fundamental investment restriction: borrowings exceeding 5%
                                        Shares         % of Shares              % of Shares
                                        Voted             Voted                 Outstanding
                                        ------          ----------              -----------
   For                               1,242,355.00          76.74%                  40.47%
   Against                              23,899.00           1.47%                   0.77%
   Abstain                             228,652.00          14.12%                   7.44%
   Broker Non-Vote                     123,914.00           7.65%                   4.03%

UAM FUNDS                                        FPA CRESCENT PORTFOLIO


--------------------------------------------------------------------------------
Proposal 14       To approve the proposed change of the fund's fundamental
                  investment restriction: pledging

                                        Shares             % of Shares         % of Shares
                                        Voted                 Voted            Outstanding
                                        ------             -----------         -----------
   For                               1,240,647.00              76.63%              40.41%
   Against                              25,607.00               1.58%               0.83%
   Abstain                             228,652.00              14.12%               7.44%
   Broker Non-Vote                     123,914.00               7.65%               4.03%

Proposal 15       To approve the proposed change of the fund's fundamental investment restriction:  margin purchases and short sales
                                        Shares             % of Shares         % of Shares
                                        Voted                 Voted            Outstanding
                                        ------             -----------         -----------
   For                               1,234,482.00              76.25%              40.21%
   Against                              31,771.00               1.96%               1.03%
   Abstain                             228,652.00              14.12%               7.44%
   Broker Non-Vote                     123,914.00               7.65%               4.03%
Proposal 16       To approve the proposed change of the fund's fundamental investment restriction: directors' ownership of shares
                                        Shares             % of Shares         % of Shares
                                        Voted                 Voted            Outstanding
                                        ------             -----------         -----------
   For                               1,241,462.00              76.68%              40.44%
   Against                              24,792.00               1.53%               0.80%
   Abstain                             228,652.00              14.12%               7.44%
   Broker Non-Vote                     123,914.00               7.65%               4.03%
Proposal 17       To approve the proposed change of the fund's fundamental investment restriction: interest in oil, gas or other mineral
                  exploration or development programs
                                        Shares             % of Shares         % of Shares
                                        Voted                 Voted            Outstanding
                                        ------             -----------         -----------
   For                               1,242,690.00              76.76%              40.48%
   Against                              23,563.00               1.45%               0.76%
   Abstain                             228,652.00              14.12%               7.44%
   Broker Non-Vote                     123,914.00               7.65%               4.03%
Proposal 18       To approve the proposed change of the fund's fundamental investment restriction: futures and options
                                        Shares             % of Shares         % of Shares
                                        Voted                 Voted            Outstanding
                                        ------             -----------         -----------
   For                               1,242,857.00              76.77%              40.48%
   Against                              23,397.00               1.44%               0.76%
   Abstain                             228,652.00              14.12%               7.44%
   Broker Non-Vote                     123,914.00               7.65%               4.03%

UAM FUNDS                                                FPA CRESCENT PORTFOLIO

--------------------------------------------------------------------------------
Proposal 19       To ratify the selection of PricewaterhouseCoopers LLP as the
                  Independent Auditors

                         Shares         % of Shares        % of Shares
                         Voted             Voted           Outstanding
                         ------          ----------        -----------
   For                1,387,325.00         85.69%            45.19%
   Against               25,649.00          1.58%             0.83%
   Abstain              205,846.00         12.71%             6.70%

   Proposal 20    To approve an interim investment advisory agreement between each fund and its investment adviser

                         Shares         % of Shares        % of Shares
                         Voted             Voted           Outstanding
                         ------         -----------        -----------
   For                1,379,887.00         85.24%            44.95%
   Against               28,082.00          1.73%             0.91%
   Abstain              210,851.00         13.02%             6.86%

Proposal 21       To approve an investment advisory agreement between the fund and its investment adviser, subject to completion of the merger between United Asset Management Corporation and Old
                  Mutual plc.

                         Shares         % of Shares        % of Shares
                         Voted             Voted           Outstanding
                         ------         -----------        -----------
For                   1,379,582.00         85.22%            44.94%
Against                  28,646.00          1.76%             0.93%
Abstain                 210,592.00         13.00%             6.86%

                                     NOTES

                                     NOTES

                                     NOTES

UAM FUNDS


FPA CRESCENT PORTFOLIO

-------------------------------------------------------------------------------
Officers and Trustees
James F. Orr, III
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajdan Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Theresa DelVecchio
Assistant Secretary

Molly M. Mugler
Assistant Secretary

Jennifer C. S. Toussaint
Assistant Secretary

--------------------------------------------------------------------------------
UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
First Pacific Advisors, Inc.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.